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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             -----------------------
                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                  May 23, 2000


                         TOYOTA MOTOR CREDIT CORPORATION

             (Exact name of registrant as specified in its charter)



     CALIFORNIA                     1-9961                      95-3775816

     (State or Other         (Commission File Number)        (IRS Employer
     Jurisdiction of                                        Identification No.)
     Incorporation)


                           19001 SOUTH WESTERN AVENUE
                           TORRANCE, CALIFORNIA 90509

               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:

                                 (310) 787-1310

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


EXHIBIT NO.       DESCRIPTION
------------      -------------

1.1 Purchase Agreement, dated May 11, 2000, among Toyota Motor Credit Corporation and Salomon Brothers International Limited, Nomura International plc, Deutsche Bank AG London, Goldman Sachs International, Kokusai Europe Limited, Merrill Lynch International, Tokyo-Mitsubishi International plc and UBS AG acting through its financial services group UBS Warburg.

4.2               Form of Note.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TOYOTA MOTOR CREDIT CORPORATION
                                         (Registrant)



Date: May 23, 2000                 By: /s/ GEORGE E. BORST
                                       ----------------------------------
                                       George E. Borst
                                       Senior Vice President and General Manager
                                       (principal executive officer)




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